EXHIBIT 99.2
(I)

    NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\COMERCIAL TARGA, S.A. DE C.V.
                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)

                                                                     SEPTEMBER
                                                                      30, 2007
                                                                   ------------

ASSETS
Current assets:
Cash                                                               $  2,027,632
Accounts receivable                                                   7,516,088
Inventory                                                             6,532,812
Prepaid and deposits                                                  1,415,361
Investments                                                             458,698
                                                                   ------------
     TOTAL CURRENT ASSETS                                            17,950,591

Property and equipment, net                                           2,271,812

Other assets:
   Acquisition of distribution rights of Miller Beer (net)            6,894,373
   License and trade marks                                            4,363,333
   Goodwill                                                          14,645,046
                                                                   ------------
     TOTAL ASSETS                                                  $ 46,125,155
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                   $  6,463,388
Accrued expenses                                                        970,786
Accrued interest                                                        377,290
Bank loans                                                              575,663
Loans payable, less un-amortized debt interest                         (515,059)
Other loans payable                                                     411,345
Capital lease deferred                                                  775,342
Acquisition loans-current portiion                                    6,200,000
Shareholder loans                                                       831,003
Shareholder loans
                                                                   ------------
     TOTAL CURRENT LIABILITIES                                       16,089,758

Long term debt                                                        2,000,000
                                                                   ------------
     TOTAL LIABILITIES                                               18,089,758

Stockholders' equity:

Preferred stock, $0.001 par value, 5,000,000 shares
   authorized 1,000,000 issued and outstanding at
   September 30, 2007                                                     1,000
Paid in preferred stock                                               7,342,305
Common stock, $0.001 par value, 195,000,000 shares authorized
83,641,706 and 52,050,000 shares issued and outstanding as of
September 30, 2007 and December 31,2006, respectively                    83,642
Additional paid-in capital                                           29,416,691
Accumulated other comprehensive loss                                    (81,102)
Deficit accumulated                                                  (8,727,139)
                                                                   ------------
     TOTAL STOCKHOLDERS' EQUITY                                      28,304,986

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 46,125,155
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

   NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ COMERCIAL TARGA, S.A. DE C.V.

                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                 FOR THE NINE
                                                 MONTHS ENDED
                                                 SEPTEMBER 30,
                                                     2007
                                                -------------

REVENUES                                           30,944,954
COST OF REVENUES                                   25,457,179
                                                -------------

GROSS PROFIT                                        5,487,775

OPERATING EXPENSES
   General and administrative expenses              8,785,267
                                                -------------
TOTAL OPERATING EXPENSES                            8,785,267

LOSS FROM OPERATIONS                               (3,297,492)

OTHER INCOME AND (EXPENSE)
   Interest income                                     12,883
   Interest expense                                (1,637,696)
   Warrant expense                                 (1,460,300)
   Provision for income taxes                              --
                                                -------------
NET LOSS                                           (6,282,605)
                                                =============

   The accompanying notes are an integral part of these financial statements.

   NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ COMERCIAL TARGA, S.A. DE C.V.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2007
                                   (UNAUDITED)

NOTE A - COMPANY OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INTERIM FINANCIAL INFORMATION

The consolidated financial statements of Nascent Wine Company, Inc. (the "Company"), and its wholly-owned subsidiaries, Best Beer S.A. de C. V., (Best
Beer) International Foodservice Specialists, Inc. (IFS), Palermo Italian Foods, LLC (Palermo), Pasani, S.A de C.V. (Pasani), Eco Pac Distributing, LLC (Eco Pac) and Grupo Sur Promociones de Mexico, S.A de C.V (Grupo Sur) as of September 30, 2007 and related footnote information are unaudited. All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the nine months and three months ended September 30, 2007 and 2006 are not necessarily indicative of the results that may be expected for any future period.

Certain information and footnote disclosures, normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been omitted. These financial statements should be read in conjunction with the audited financial statements and notes for the year ended December 31, 2006.

COMPANY OVERVIEW

The Company was incorporated under the laws of the State of Nevada, on December 31, 2002 (Date of inception). The Company had minimal operations until it acquired the rights to distribute Miller Beer in Baja California, Mexico from Piancone Group International, Inc. (PGII), issuing 17,500,000 shares of common stock at the par value $0.45 per share ($7,875,000) and paying off $800,000 debt of previous license holder. It started its distribution operations as of July 1, 2006. In addition to Beer it distributes food and beverage products.

In accordance with SFAS #7, the Company was considered a development stage company until it started operations on July 1, 2006.

The Company incorporated Best Beer S.A. de C. V. (Best Beer) in May 2006 in order to distribute in Baja California.

The Company acquired the assets of Piancone Group International, Inc., which was merged into Nascent, and Palermo Italian Foods, LLC in the fourth quarter of 2006.

In May 2007 the Company acquired Pasani, S.A.de C.V. and Eco Pac Distributing, LLC that distributes imported products throughout Mexico.

In July 2007 the Company acquired Grupo Sur Promociones de Mexico, S.A. de C. V. (Grupo Sur). Grupo Sur has been in the Mexican market for 30 years and is one of the leading field marketing and below the line marketing organization in Mexico with 4,500 contract employees servicing 240,000 retail accounts including supermarkets and convenience stores. Grupo Sur's expertise includes merchandising, promotions, sampling , retail data collection and sales and marketing of retail products

The Pro Forma Balance Sheet and Statement of operations include the activities of Comercial Targa S.A de C.V (Targa) that was acquired by the Company in October, 2007

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Best Beer S.A. de C. V., (Best Beer) International Foodservice Specialists, Inc. (IFS), Palermo Italian Foods, LLC (Palermo), Pasani, S.A de C.V.(Pasani), Eco Pac Distributing, LLC (Eco Pac) and Grupo Sur Promociones de Mexico, S.A. de C. V. (Grupo Sur).

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

FOREIGN CURRENCY TRANSLATION

The Company translates the foreign currency financial statements of its foreign operations in accordance with Generally Accepted Accounting Principles by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Cash flow statements are are prepared in the foreign currency prior to translation. Translation gains and losses are recorded in stockholders' equity and realized gains and losses are reflected in operations.

BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting standards (GAAP). The financial statements have been prepared assuming that the Company will continue as a going concern.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets, and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates, however the Company is not currently aware of any changes in such estimates.

INVENTORIES

Inventories are accounted for on the first-in, first-out basis. Any products reaching their expiration dates are written off.

REVENUE RECOGNITION

The Company reports revenue using the accrual method, in which revenues are recorded as services are rendered or as products are delivered and billings are generated.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company has not had sufficient experience with bad debts to establish a policy. However, the Company has reviewed all accounts and determined that an allowance for uncollectible accounts required at September 30, 2007 is $246,696.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to ten years.

IMPAIRMENT OF LONG-LIVED ASSETES

The Company acquired long-lived assets during the last six month of the year ended December 31, 2006 and first nine months of 2007. The company will review the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable and\or annually. No impairment losses were recorded in 2007.

TAXES ON INCOME

The Company follows Statement of Financial Accounting Standard No. 109 "Accounting for Income Taxes" (SFAS No. 109) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the change in the asset or liability each period. If available evidence suggests that is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

STOCK - BASED COMPENSATION

The Company accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123r share based payment. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees and non-employees. The Company did not grant any new employee options and no options were cancelled or exercised during the nine months ended September 30, 2007.

EARNINGS PER SHARE

Basic earnings per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding during the period.

GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

The Company commenced operations distributing Miller beer and other products in Baja California, Mexico starting July 1, 2006. The Company has acquired three additional distribution companies and a merchandising, promotions, sampling, retail data collection company during the past year.

NOTE B - NOTES PAYABLE

The Company has obtained Bridge loan financing that reached $4,515,000 at the end of May 2007. The balance at September 30, 2007 is zero. As additional consideration to obtain the loans, the Company issued warrants to the lenders to purchase 10,774,000 shares of common stock at a price per share of $0.25 to $1.05. The difference between the price to purchase shares and the closing price of the stock on the date of grant of the warrants $1,305,000 is being written off over the life of the loans (one year). The un-amortized interest, $515,000 will be expensed by December 31, 2007.
Interest amortized during the period was $785,426

NOTE C - STOCKHOLDERS' EQUITY

The Company is authorized to issue 195,000,000 shares of common stock at $.001 par value, and 5,000,000 shares of preferred stock at $.001 par value.

On April 12, 2006, the Company did a 20 for 1 split. The balance of shares issued after the split was 86,568,800. On April 27, 2006, 69,068,800 shares were cancelled.

On April 27, 2006, the Company issued 17,500,000 shares of common stock to acquire the distribution rights for Miller beer in Baja California, Mexico at a per share value of $0.45 per share ($7,875,000) and paid off the debt of the previous license holder to Miller Beer ($800,000). The total cost of the license was $8,675,000. The Company is amortizing the acquisition over 10 year and will evaluate the value of the intangible asset on an annual basis.

During the nine months ended September 30, 2007 the Company issued 127,500 shares of common stock for services rendered in the amount of $129,000 and 2,926,181 shares of common stock to redeem notes payable to shareholders in the amount of $1,171,872. The Company received subscriptions for an additional 21,304,000 shares of common stock in the amount of $8,522,468 less expenses of $1,235,151.

At September 30, 2007 the Company had outstanding warrants (not including the York warrants-see below) to purchase 18,120,476 shares of common stock at a price of between $0.25 and $1.05 expiring in 2010. If all warrants were exercised the Company would receive $7,070,000.

On July 3, 2007 the Company issued 1,000,000 shares of its Series A Convertible Preferred Stock, par value $0.001 per share at $8.00 per share ($8,000,000) to York Select Unit Trust, Your Credit Opportunities and York Select (York). The Series A Convertible Preferred Stock is convertible into 20,000,000 shares of the Company's common stock, par value $0.001, of the Company, based upon a conversion price of $0.40 per share and a liquidation amount of $8.00 per share.

In addition the Company issued the following warrants to purchase:

   Series A-1 Warrants       500,000 shares of Series A        $8.00 per share       Immediately
                             preferred stock                                         exercisable and
                                                                                     expire July 3, 2010
   Series A-2 Warrants       375,000 shares of Series A        $8.00 per share       Immediately
                             preferred stock                                         exercisable and
                                                                                     expire July 3, 2014
   Series B Warrants         Variable shares of Series B       33% of the average    Immediately
                             convertible preferred stock       of the Per Share      exercisable and
                             depended on the per market        Market Value of       expire July 3, 2014
                             value of common shares            common stock 30
                                                               days preceding date
                                                               of exercise.

If total warrants exercised they would be convertible to up to 25,000,000 shares of common stock or less, dependent on the Per Share Market Value of the common stock when exercised.

The Company paid a cash finder's fee of $560,000 and issued to the finder an aggregate of 1,600,000 common share warrants, each warrant exercisable to purchase one share of common stock at any time until July 3, 2010 at a purchase price of $0.40 per share.

NOTE D- SEGMENT INFORMATION

The Company has adopted FAS Statement No. 131, "Disclosures about Segments of a Business Enterprise and Related Information".

                                                             United
                                                             States              Mexico
                                                          -------------      -------------
   Net loss for the nine months ended Sept. 30, 2007      $   6,291,184      $      91,421
   Net loss for the nine months ended Sept. 30, 2006      $     196,000      $       8,000

   Long lived assets (net) at Sept. 30, 2007              $     961,255      $   1,310,557
   Long lived assets (net) at Sept. 30, 2006              $       3,000      $      37,000

NOTE E - RELATED PARTY TRANSACTIONS

The Company has unsecured loans form stockholders totaling $628,000 at September 30, 2007. The loans have various due dates and contain interest rates ranging from 10% to 18%. During the nine months ended September 30, 2007 the Company issued 2,820,977 to retire $1,130,391 of shareholder debt.

The maturities of notes payable at September 30, 2007 are as all within one year.

On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock. At that time, neither Sandro Piancone nor Piancone Group was an affiliate. Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director. In October 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock. Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us. We believe our purchase of Piancone Group's assets was fair and reasonable.

NOTE F - ACQUISITION OF LICENSED TRADE MARKS

On May 11, 2007 the company entered into a License Agreement with One Seven Props, Inc. whereby the Company was granted an exclusive license to use Licensed trade marks in the United States and Mexico. The Company paid $1,900,000 and a promise to pay $2,500,000 May 11, 2008.The Company will amortize the license total $4,400,000 over 20 years.

(ii)

   NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ COMERCIAL TARGA, S.A. DE C.V.

                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)

                                                                    DECMBER 31,
                                                                       2006
                                                                   ------------

ASSETS
Current assets:
Cash                                                               $    634,734
Accounts receivable                                                   2,402,648
Inventory                                                             2,070,346
Prepaid and deposits                                                    485,916
                                                                   ------------
     TOTAL CURRENT ASSETS                                             5,593,644
Property and equipment, net                                             948,995
Other assets:
   Acquisition of distribution rights of Miller Beer (net)            8,110,000
   Goodwill                                                          11,936,217
                                                                   ------------
     TOTAL ASSETS                                                  $ 26,588,856
                                                                   ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                                   $  4,670,588
Accrued expenses                                                        464,482
Accrued interest                                                        276,991
Credit cards                                                             62,784
Bank loans                                                              324,849
Loans payable, less un-amortized debt interest                          932,005
Other loans payable                                                     309,434
Shareholder loans                                                     2,440,148
                                                                   ------------
     TOTAL CURRENT LIABILITIES                                        9,481,281
Long term debt                                                          186,672
                                                                   ------------
     TOTAL LIABILITIES                                                9,667,953
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares
   authorized no shares issued and outstanding                                0
Common stock, $0.001 par value, 195,000,000 shares authorized
   52,050,000 and 4,328,400 shares issued and outstanding as of
   December 31, 2006 and December 31, 2005, respectively                 52,050
Additional paid-in capital                                           16,877,705
Subscribed stock less cost to sell                                    2,334,727
Accumulated other comprehensive loss                                        957
Deficit accumulated                                                  (2,344,536)
                                                                   ------------
     TOTAL STOCKHOLDERS' EQUITY                                      16,920,903
                                                                   ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 26,588,856
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

   NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\ COMERCIAL TARGA, S.A. DE C.V.

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                FOR THE YEAR
                                                    ENDED
                                                DECEMBER 31,
                                                    2006
                                                ------------

REVENUES                                        $ 11,480,302
COST OF REVENUES                                   9,531,685
                                                ------------
GROSS PROFIT                                       1,948,617
OPERATING EXPENSES
   General and administrative expenses             3,517,190
                                                ------------
TOTAL OPERATING EXPENSES                           3,517,190
LOSS FROM OPERATIONS                              (1,568,573)
OTHER INCOME AND (EXPENSE)
   Interest income                                     7,003
   Interest expense                                 (707,961)
   Provision for income taxes                             --
                                                ------------
NET LOSS                                        $ (2,269,531)
                                                ============

   The accompanying notes are an integral part of these financial statements.

               NASCENT WINE COMPANY/ COMERCIAL TARGA, S.A. DE C.V.

                     PRO-FORMA NOTES TO FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION
     ---------------------

The accompanying pro-forma financial statements have been prepared assuming the transaction between Nascent Wine Company, Inc. and Targa S.A de C.V. (Targa) completed their transaction as of the most recent year end which would have been December 31, 2006. All inter-company transactions have been eliminated in consolidation. These financial statements are filed with the appropriate 8-K filing describing the transaction. Readers of this financial statement should review it in conjunction with the various unaudited 10-QSB filings as well as the appropriate 10-KSB audited financial statements of Nascent Wine Company. Separate financial statements on Targa are also available on separate 8-K filings. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2006 have been omitted.

Nascent Wine Company (the Parent) is a publicly traded OTC.BB company specializing in importing and distribution of food and beverage products in Mexico and the United States. It trades under the symbol NCTW.

Targa is incorporated in Mexico and offers all types of importation and distribution of cheeses. In October of 2007 Targa was acquired by Nascent.

2.   DESCRIPTION OF BUSINESS
     -----------------------

Targa is located in Tijuana, Mexico and imports and distributes cheeses and pizzas. This business is in line with the principal business of Nascent.

Nascent operates a food wholesaling business in Mexico through with warehouses in the Cancun, Culiacan, Ciudad Juarez, Guadalajara, Mexico City, Tijuana, Mexicali, Ensenada, Cabo San Lucas, La Paz and Monterrey.

The distribution centers offer super markets, restaurants, hotels, bakeries resorts, pizza shops, schools and other food service establishments the largest variety of products locally available. A customized order/shopping list for recurring customers makes it easier for orders to be taken by the experienced sales representatives.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

PRINCIPLES OF CONSOLIDATION
---------------------------

The accompanying consolidated pro forma financial statements include the accounts of the parent and its wholly owned subsidiaries. The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION
-------------------

The Parent recognized revenue when the earnings process is complete. This generally occurs when the products are shipped to the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonable assured, and pricing is fixed or determinable.

ALLOWANCE FOR DOUBTFUL ACCOUNTS
-------------------------------

The Parent has not had sufficient experience with bad debts to establish a policy. However, the Company considers certain accounts to be in doubt and has provided an allowance of $50,000 at December 31, 2006

INVENTORY
---------

Substantially all inventories consist of food products and related supply items for distribution to food service trade. Inventories are valued at cost, as determined by the first-in, first-out method; in the aggregate, such valuations are not in excess of market.

PROPERTY AND EQUIPMENT
----------------------

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS
-------------------------------

The Parent reviews the carrying value of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.


USE OF ESTIMATES
----------------

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES
------------

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

NET LOSS PER SHARE
------------------

In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 "Earnings Per Share" which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

FAIR VALUE OF FINANCIAL INSTRUMENTS
-----------------------------------

Financial instruments consist principally of cash and payables. The estimated fair value of these instruments approximate their carrying value.

FOREIGN CURRENCY TRANSLATION
----------------------------

The Company translates the foreign currency financial statements of its foreign operations by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders' equity and realized gains and losses are reflected in operations.

RECENT ACCOUNTING PRONOUNCEMENTS
--------------------------------

The Company has reviewed recent accounting pronouncements that have been adopted and have concluded that they will not have any material impact on its financial statements.

4.  INVESTMENT
    ----------

The Parent has recognized an investment on the purchase of its distribution rights for Miller Brewing Products in B.C. Mexico. The investment has been recorded at the market price of the stock or .45 cents per share of 17,500,000 shares.

5.  GOING CONCERN
    -------------

The accompanying consolidated pro forma financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the parent as a going concern. However, the Parent and Subsidiaries have not attained profitability and their continuance is dependent on equity and debt contributions. No adjustments have been made to these financial statements to reflect the outcome of the above uncertainty.

6.  CAPITAL STOCK
    -------------

COMMON STOCK
------------

The Parent has adopted SFAS No. 123, Accounting For Stock-Based Compensation, accounting using the fair value method.

7.  INCOME TAXES
    ------------

The provision for income taxes on Pasani have been made to these pro forma financials. Deferred tax assets have not been accounted for as the parent can not at this time expect that benefit to be realized.

8.  OPERATING LEASES
    ----------------

OPERATING LEASES
----------------

The Company leases all of its facilities in Mexico, San Diego, California and Miami, Florida.

9.  RELATED PARTY TRANSACTIONS
    --------------------------

The Company has unsecured loans form stockholders totaling $2,581,648 at December 31, 2006. The loans have various due dates and contain interest rates ranging from 0% to 18%.

The maturities of notes payable at December 31, 2006 are as follows:

       FOR THE YEAR ENDED
          DECEMBER 31,
       ----------------------------
       2007                                     $  2,440,148
       2008                                     $    141,500

     On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock. At that time, neither Sandro Piancone nor Piancone Group was an affiliate. Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director. In June 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock. Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us. We believe our purchase of Piancone Group's assets was fair and reasonable.

11.  SEGMENT INFORMATION
     -------------------

The Company has adopted FAS Statement No. 131, "Disclosures about Segments of a Business Enterprise and Related Information".

                                                       UNITED
                                                       STATES        MEXICO
                                                    ------------  ------------
Net loss for the year ended December 31, 2006       $  1,753,930  $    515,601
Long lived assets (net) at December 31, 2006        $    261,283  $    681,283